                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported) August 16, 2001
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                             VendingData Corporation
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               (Exact name of Registrant as specified in charter)

                                     Nevada
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                 (State or other jurisdiction of incorporation)

       000-25855                                           91-1696010
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(Commission File Number)                       (IRS Employee Identification No.)

                  6830 Spencer Street, Las Vegas, Nevada              89119
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               (Address of principal executive offices)            (Zip Code)

Registrant's telephone number, including area code (702) 733-7195
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                                 Not Applicable
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          (Former name or former address, if changed since last report)

ITEM 5. OTHER EVENTS

           Effective August 16, 2001, Bob L. Smith resigned as Chairman of the Board of Directors of VendingData Corporation (the "Company").

         Effective August 16, 2001, the Company's Board of Directors (the "Board"), by unanimous written consent, elected James E. Crabbe as Chairman of the Board and appointed Bob L. Smith as Vice-Chairman of the Board.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (a)      Financial Statements of Businesses Acquired.

                  Not Applicable.

         (b)      Pro Forma Financial Information.

                  Not Applicable.

         (c)      Exhibits.

                  Not Applicable.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            VENDINGDATA CORPORATION



Date:  August 21, 2001      By:  /s/ Stacie L. Brown
                            ----------------------------------------------------
                            Stacie L. Brown, Attorney-In-Fact for Steven J. Blad
                            Its: President and Chief Executive Officer